Exhibit 10.2



                                  June 20, 2005



The Board of Directors
Assure Data, Inc.
6680 Yosemite
Dallas, Texas 75254


Gentlemen:

         Reference the Form SB-2 Registration Statement of Assure Data, Inc. As disclosed in the "Use of Proceeds" section, this will evidence our commitment that, in the event the proceeds of the offering are insufficient to cover the estimated offering costs of approximately $50,000, the undersigned hereby commit and agree to contribute to the Company sufficient funds to cover all such offering costs.






                                                         /s/ Robert Lisle
                                                        ------------------------
                                                        Robert Lisle


                                                         /s/ Max Kipness
                                                        ------------------------
                                                        Max Kipness